UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number 811-4888

DREYFUS SHORT-INTERMEDIATE GOVERNMENT FUND
(Exact name of Registrant as specified in charter)

c/o The Dreyfus Corporation
200 Park Avenue
New York, New York 10166
(Address of principal executive offices) (Zip code)

Mark N. Jacobs, Esq.
200 Park Avenue
New York, New York 10166
(Name and address of agent for service)

Registrant's telephone number, including area code: (212) 922-6000

Date of fiscal year end:	11/30
Date of reporting period:	11/30/06

FORM N-CSR

Item 1. Reports to Stockholders.

Dreyfus
Short-Intermediate
Government Fund

ANNUAL REPORT November 30, 2006

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The views expressed in this report reflect those of the portfolio manager only through the end of the period covered and do not necessarily represent the views of Dreyfus or any other person in the Dreyfus organization. Any such views are subject to change at any time based upon market or other conditions and Dreyfus disclaims any responsibility to update such views.These views may not be relied on as investment advice and, because investment decisions for a Dreyfus fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dreyfus fund.

Not FDIC-Insured • Not Bank-Guaranteed • May Lose Value

Contents

THE FUND

2	A Letter from the CEO
3	Discussion of Fund Performance
6	Fund Performance
7	Understanding Your Fund’s Expenses
7	Comparing Your Fund’s Expenses
With Those of Other Funds
8	Statement of Investments
12	Statement of Financial Futures
13	Statement of Assets and Liabilities
14	Statement of Operations
15	Statement of Changes in Net Assets
16	Financial Highlights
17	Notes to Financial Statements
26	Report of Independent Registered
Public Accounting Firm
27	Important Tax Information
28	Information About the Review and Approval
of the Fund’s Management Agreement
32	Board Members Information
34	Officers of the Fund

FOR MORE INFORMATION

Back Cover

A LETTER FROM THE CEO

Dear Shareholder:

We are pleased to present this annual report for Dreyfus Short-Intermediate Government Fund, covering the 12-month period from December 1, 2005, through November 30, 2006.

Although reports of declining housing prices have raised some economic concerns, we believe that neither a domestic recession nor a major shortfall in global growth is likely. A stubbornly low unemployment rate suggests that labor market conditions remain strong, and stimulative monetary policies over the last several years have left a legacy of ample financial liquidity worldwide. These and other factors should continue to support further economic expansion, but at a slower rate than we saw earlier in 2006.

The U.S. bond market also appears to be expecting a slower economy, as evidenced by an “inverted yield curve” at the end of November, in which yields of two-year U.S.Treasury securities were lower than the overnight federal funds rate.This anomaly may reflect investors’ views that short-term interest rates probably have peaked as the Federal Reserve Board remains “on hold” while it assesses new releases of economic data.As always, we encourage you to discuss the implications of these and other matters with your financial advisor.

For information about how the fund performed during the reporting period, as well as market perspectives, we have provided a Discussion of Fund Performance given by the fund’s portfolio manager.

Thank you for your continued confidence and support.

DISCUSSION OF FUND PERFORMANCE

Catherine Powers, Portfolio Manager

How did Dreyfus Short-Intermediate Government Fund perform relative to its benchmark?

For the 12-month period ended November 30, 2006, the fund achieved a total return of 3.79% .1 In comparison, the fund’s benchmark, the Merrill Lynch Governments, U.S. Treasury, Short-Term (1-3 Years) Index (the “Index”), achieved a total return of 4.34% .2

After encountering heightened market volatility in the spring of 2006, U.S. government securities rallied over the summer and fall when the Federal Reserve Board (the “Fed”) held short-term interest rates steady in a slower-growth economic environment.

The fund’s return was lower than that of its benchmark, due in part to the fund’s yield curve strategy late in the reporting period as well as fund fees and expenses that are not reflected in the Index’s results.

What is the fund’s investment approach?

The fund seeks to maximize total return, consisting of capital appreciation and current income.To pursue its goal, the fund normally invests at least 80% of its assets in securities issued or guaranteed by the U.S. government or its agencies or instrumentalities, and in repurchase agreements collateralized by such securities.The fund may invest up to 35% of its assets in mortgage-related securities issued by U.S. government agencies, such as mortgage pass-through securities issued by the Government National Mortgage Association, the Federal National Mortgage Association and the Federal Home Loan Mortgage Corporation, and collateralized mortgage obligations (“CMOs”). These instruments include those backed by the full faith and credit of the U.S. government and those that are neither insured nor guaranteed by the U.S. government. The fund generally maintains an average effective duration of approximately three years or less.

The Fund 3

DISCUSSION OF FUND PERFORMANCE (continued)

What other factors affected the fund’s performance?

In its ongoing attempts to forestall an acceleration of inflation in a growing U.S. economy, and as it had since June 2004, the Fed continued to raise short-term interest rates when the reporting period began. In fact, in early May 2006, hawkish comments about inflation by Fed members were interpreted as a signal that interest rates might move higher than previously expected, and bond prices fell sharply amid heightened market volatility.

Investor sentiment improved over the summer, however, after the Fed raised the overnight federal funds rate to 5.25% in late June. Softening housing markets and more moderate employment gains suggested that the U.S. economy was slowing. This perception was later confirmed when it was announced that GDP growth had moderated to a 2.6% annualized rate for the second quarter of the year, down from 5.6% in the first quarter.The Fed continued to refrain from raising interest rates in September and October, citing slower economic growth as evidenced by a 2.2% annualized GDP growth rate for the third quarter.The bond market rallied as investors reacted to the change in Fed policy.

In this environment, short-term U.S. Treasury yields rose along with the federal funds rate while longer-term bond yields declined. As a result, the yield curve flattened and at times, short-term bond yields were higher than yields of intermediate-term securities, a situation known as an “inverted yield curve.”

The fund benefited during the market rally from its relatively long average duration. In addition, most other sectors of the U.S. government securities market modestly outperformed nominal U.S. Treasury securities for the reporting period overall. Given their yield advantages, agencies and mortgage-backed securities posted incrementally higher total returns than U.S. Treasuries with comparable maturities. In the latter part of the year, with the significant decline in oil prices, inflation expectations fell and Treasury Inflation Protected Securities (TIPS) underperformed.

For the latter part of the reporting period, we maintained the fund’s average duration — a measure of sensitivity to changing interest rates —in a range we considered longer than the benchmark. This position enabled the fund to participate more fully in the market rally over the reporting period’s second half. At the same time, the fund benefited when we increased its allocation to mortgage-backed securities, where we focused on five- to 10-year balloon mortgages from Fannie Mae and Freddie Mac as well as multi-family project loans from Ginnie Mae. However, the benefits of our duration management and asset allocation strategies were partly offset by our “bulleted” yield-curve strategy, which hindered relative performance when the yield curve flattened.

What is the fund’s current strategy?

In our view, the Fed is on hold as it waits to see the effects of its previous moves on inflation and the economy. Recent evidence of slower economic growth suggests to us that current inflationary pressures should ease, allowing the Fed to forego additional rate hikes for the foreseeable future.Accordingly, we have maintained the fund’s average duration in a position that is slightly longer than the Index. In addition, we have maintained allocations to agency securities and mortgage-backed securities. We also have established new tactical positions in TIPS, which may have become oversold if, as we suspect, current inflation expectations prove to be too low.

December 15, 2006
[1]	Total return includes reinvestment of dividends and any capital gains paid. Past performance is no guarantee of future results. Share price, yield and investment return fluctuate such that upon redemption, fund shares may be worth more or less than their original cost.
[2]	SOURCE: LIPPER INC. — Reflects reinvestment of dividends and, where applicable, capital gain distributions.The Merrill Lynch Governments, U.S.Treasury, Short-Term (1-3 Years) Index
is an unmanaged performance benchmark for Treasury securities with maturities of one to three years; issues in the index must have par amounts outstanding greater than or equal to $1 billion.

The Fund 5

FUND PERFORMANCE

Average Annual Total Returns	as of 11/30/06

	1 Year	5 Years	10 Years

Fund	3.79%	2.43%	4.19%
† Source: Lipper Inc.
Past performance is not predictive of future performance.The fund’s performance shown in the graph and table does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.
The above graph compares a $10,000 investment made in Dreyfus Short-Intermediate Government Fund on
11/30/96 to a $10,000 investment made in the Merrill Lynch Governments, U.S.Treasury, Short-Term (1-3 Years)
Index (the “Index”) on that date. All dividends and capital gain distributions are reinvested.
The fund’s performance shown in the line graph takes into account fees and expenses.The Index, unlike the fund, is an unmanaged performance benchmark for Treasury securities with maturities of 1-3 years; issues in the Index must have par amounts outstanding greater than or equal to $1 billion.The Index does not take into account charges, fees and other expenses. Further information relating to fund performance, including expense reimbursements, if applicable, is contained in the Financial Highlights section of the prospectus and elsewhere in this report.

UNDERSTANDING YOUR FUND’S EXPENSES(Unadited)

As a mutual fund investor, you pay ongoing expenses, such as management fees and other expenses. Using the information below, you can estimate how these expenses affect your investment and compare them with the expenses of other funds.You also may pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial adviser.

Review your fund’s expenses

The table below shows the expenses you would have paid on a $1,000 investment in Dreyfus Short-Intermediate Government Fund from June 1, 2006 to November 30, 2006. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

Expenses and Value of a $1,000 Investment
assuming actual returns for the six months ended November 30, 2006

Expenses paid per $1,000 †	$ 3.86
Ending value (after expenses)	$1,028.00

COMPARING YOUR FUND’S EXPENSES
WITH THOSE OF OTHER FUNDS (Unaudited)

Using the SEC’s method to compare expenses

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the table below shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total cost) of investing in the fund with those of other funds.All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

Expenses and Value of a $1,000 Investment
assuming a hypothetical 5% annualized return for the six months ended November 30, 2006

Expenses paid per $1,000 †	$ 3.85
Ending value (after expenses)	$1,021.26

† Expenses are equal to the fund’s annualized expense ratio of .76%; multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).

The Fund 7

STATEMENT OF INVESTMENTS
November 30, 2006

	Coupon	Maturity	Principal
Bonds and Notes—111.5%	Rate (%)	Date	Amount ($)	Value ($)

U.S. Government Agencies—63.2%
Federal Home Loan Banks,
Bonds, Ser. 555	4.13	10/26/07	10,325,000	10,241,781
Federal Home Loan Banks,
Bonds, Ser. 579	4.38	10/3/08	7,000,000	6,938,344
Federal Home Loan Banks,
Bonds, Ser. 584	4.50	10/12/07	18,500,000	18,411,922
Federal Home Loan Banks,
Bonds, Ser. 593	4.63	10/24/07	10,895,000	10,847,607
Federal Home Loan Banks,
Bonds, Ser. 617	4.75	1/11/08	8,760,000	8,740,605
Federal Home Loan Mortgage Corp.,
Notes	3.94	11/20/08	900,000	882,221
Federal Home Loan Mortgage Corp.,
Notes	4.40	8/22/07	2,500,000	2,486,233
Federal Home Loan Mortgage Corp.,
Notes	4.63	9/15/08	2,240,000	2,234,534
Federal Home Loan Mortgage Corp.,
Notes	4.90	11/3/08	5,000,000	4,997,500
Federal Home Loan Mortgage Corp.,
Notes	5.00	9/17/07	5,400,000	5,396,139
Federal Home Loan Mortgage Corp.,
Notes, Ser. 1	5.00	10/18/10	2,760,000	2,745,030
Federal Home Loan Mortgage Corp.,
Notes	5.24	7/6/07	11,000,000 [a]	11,003,641
Federal Home Loan Mortgage Strips,
Notes, Ser. 6 3/4	0.00	9/15/07	4,475,000	4,300,703
Federal National Mortgage
Association Interest Strips,
Notes	0.00	5/15/14	9,600,000	6,759,936
Federal National Mortgage
Association Principal Strips,
Notes	0.00	2/15/08	2,390,000	2,250,787
Federal National Mortgage
Association, Notes	2.18	1/16/07	1,000,000	996,253
Federal National Mortgage
Association, Notes, Ser. 1	3.90	2/28/08	6,265,000	6,189,964
Federal National Mortgage
Association, Notes	4.38	9/7/07	2,775,000	2,759,016

	Coupon	Maturity	Principal
Bonds and Notes (continued)	Rate (%)	Date	Amount ($)		Value ($)

U.S. Government Agencies (continued)
Federal National Mortgage
Association, Notes	4.75	8/25/08	3,000,000		2,997,366
Federal National Mortgage
Association, Notes	5.00	1/15/07	8,100,000		8,097,513
Federal National Mortgage
Association, Notes	5.00	2/13/08	2,265,000		2,263,890
Federal National Mortgage
Association, Notes	5.00	2/27/08	10,100,000		10,095,435
Federal National Mortgage
Association, Notes	5.05	1/12/09	1,730,000		1,730,296
Federal National Mortgage
Association, Notes	5.10	12/29/08	1,915,000		1,915,413
Small Business Administration
Participation, Gov’t Gtd.
Ctfs., Ser. 20G	6.85	7/1/17	3,439,710		3,575,701
					138,857,830
U.S. Government Agencies/
Mortgage-Backed—34.4%
Federal Home Loan Mortgage Corp.:
3.50%, 9/1/10			353,094		337,480
4.00%, 5/1/08—4/1/10			19,592,597		19,079,348
4.50%, 2/1/10—9/1/14			4,349,615		4,278,584
5.00%, 5/1/10—1/1/11			6,962,380		6,939,066
Structured Pass-Through Secs.,
Ser. T-7, Cl. A6 7.03%, 8/25/28			273,171		273,171
Federal National Mortgage Association:
4.00%, 2/1/10—10/1/10			4,507,225		4,380,034
4.50%, 11/1/14			2,026,019		1,987,870
5.00%, 12/1/09			2,112,109		2,109,736
5.50%, 9/1/14—4/1/16			2,046,171		2,066,842
Whole Loan, Ser. 2001-W2,
Cl. AF6 6.59%, 10/25/31			3,582,564	[a]	3,568,664
Whole Loan, Ser. 2001-W1,
Cl. AF6 6.90%, 7/25/31			1,603,241	[a]	1,598,252
Government National Mortgage Association I:
Ser. 2004-43, Cl. A, 2.82%, 12/16/19			613,731		591,359
Ser. 2004-97, Cl. AB, 3.08%, 4/16/22			728,414		705,025
Ser. 2006-42, Cl. A, 3.30%, 10/16/29			2,510,475		2,404,340
Ser. 2004-77, Cl. A, 3.40%, 3/16/20			1,115,066		1,084,576

The Fund 9

STATEMENT OF INVESTMENTS (continued)

	Principal
Bonds and Notes (continued)	Amount ($)	Value ($)

U.S. Government Agencies/
Mortgage-Backed (continued)
Government National Mortgage Association I (continued):
Ser. 2003-96, Cl. B, 3.61%, 8/16/18	1,122,107	1,103,393
Ser. 2005-90, Cl. A, 3.76%, 9/16/28	1,369,532	1,331,720
Ser. 2006-39, Cl. A, 3.77%, 6/16/25	2,494,898	2,423,383
Ser. 2005-34, Cl. A, 3.96%, 9/16/21	1,063,417	1,044,945
Ser. 2005-79, Cl. A, 4.00%, 10/16/33	687,813	673,313
Ser. 2005-50, Cl. A, 4.02%, 10/16/26	1,368,926	1,341,799
Ser. 2005-29, Cl. A, 4.02%, 7/16/27	959,844	938,286
Ser. 2005-42, Cl. A, 4.05%, 7/16/20	1,440,739	1,415,793
Ser. 2006-6, Cl. A, 4.05%, 10/16/23	305,169	299,628
Ser. 2004-51, Cl. A, 4.15%, 2/16/18	381,285	375,242
Ser. 2006-30, Cl. A, 4.18%, 4/16/28	1,363,214	1,336,410
Ser. 2006-3, Cl. A, 4.21%, 1/16/28	1,322,071	1,298,267
Ser. 2005-67, Cl. A, 4.22%, 6/16/21	1,901,593	1,873,777
Ser. 2006-5, Cl. A, 4.24%, 7/16/29	1,861,030	1,828,318
Ser. 2005-52, Cl. A, 4.29%, 1/16/30	534,531	526,337
Ser. 2005-59, Cl. A, 4.39%, 5/16/23	452,114	446,277
Ser. 2005-32, Cl. B, 4.39%, 8/16/30	1,060,000	1,045,573
Ser. 2005-87, Cl. A, 4.45%, 3/16/25	790,389	780,346
Ser. 2006-18, Cl. A, 4.97%, 12/16/21	2,926,792	2,920,404
Ser. 2006-32, Cl. A, 5.08%, 1/16/30	962,788	964,472
Vendee Mortgage Trust,
Ser. 2001-1, Cl. 2H, 7.00%, 8/15/07	202,268	202,620
		75,574,650
U.S. Treasury Inflation Protected Securities—1.1%
2.00%, 1/15/16	2,372,084 [b]	2,340,005
U.S. Treasury Notes—12.8%
4.50%, 11/30/11	17,750,000 [c]	17,799,931
4.63%, 11/15/16	10,320,000 [c]	10,458,680
		28,258,611
Total Bonds and Notes
(cost $244,887,732)		245,031,096

	Face Amount
	Covered by
Options—.0%	Contracts ($)	Value ($)

Call Options—.0%
3-Month Floor USD Libor-BBA
Interest Rate, January 2009 @ 4	11,300,000	19,756

	Face Amount
	Covered by
Options (continued)	Contracts ($)	Value ($)

Put Options—.0%
3-Month Capped USD Libor-BBA
Interest Rate, June 2007 @ 5.75	47,000,000	1,029
March 2007 5-Year U.S. Treasury
Note Futures, December 2006 @ 104	21,300,000	3,329
		4,358
Total Options
(cost $71,880)		24,114

	Principal
Short-Term Investment—.4%	Amount ($)	Value ($)

U.S. Treasury Bills;
4.85%, 12/7/06
(cost $824,332)	825,000 [d]	824,299

Other Investment—.4%	Shares	Value ($)

Registered Investment Company;
Dreyfus Institutional Preferred
Plus Money Market Fund
(cost $835,000)	835,000 [e]	835,000

Total Investments (cost $246,618,944)	112.3%	246,714,509
Liabilities, Less Cash and Receivables	(12.3%)	(26,926,291)
Net Assets	100.0%	219,788,218

[a] Variable rate security—interest rate subject to periodic change.
[b] Principal amount for accrual purposes is periodically adjusted based on changes in the Consumer Price Index.
[c] Purchased on a delayed delivery basis.
[d] Held by a broker as collateral for open financial futures positions.
[e] Investment in affiliated money market mutual fund.

Portfolio Summary (Unaudited) †
Value (%)			Value (%)

U.S. Government & Agencies	111.5	Options/Futures	(.2)
Short-Term/Money Market Investments	.8		112.1
† Based on net assets.
See notes to financial statements.

The Fund 11

STATEMENT OF FINANCIAL FUTURES
November 30, 2006

				Unrealized
		Market Value		Appreciation
		Covered by		(Depreciation)
	Contracts	Contracts ($)	Expiration	at 11/30/2006 ($)

Financial Futures Long
U.S. Treasury 2-Year Notes	473	96,965,000	March 2007	81,296
Financial Futures Short
U.S. Treasury 5-Year Notes	203	(21,549,719)	March 2007	(49,164)
U.S. Treasury 10-Year Notes	180	(19,639,687)	December 2006	(365,539)
U.S. Treasury 30-Year Bonds	74	(8,463,750)	March 2007	(56,656)
				(390,063)

See notes to financial statements.

12

STATEMENT OF ASSETS AND LIABILITIES
November 30, 2006

	Cost	Value

Assets ($):
Investments in securities—See Statement of Investments:
Unaffiliated issuers	245,783,944	245,879,509
Affiliated issuers	835,000	835,000
Receivable for investment securities sold		28,710,035
Dividends and interest receivable		1,830,476
Receivable for shares of Beneficial Interest subscribed		6,387
Prepaid expenses		20,923
		277,282,330

Liabilities ($):
Due to The Dreyfus Corporation and affiliates—Note 3(b)		138,755
Cash overdraft due to Custodian		75,286
Payable for investment securities purchased		56,796,703
Payable for shares of Beneficial Interest redeemed		303,637
Payable for futures variation margin—Note 4		71,641
Accrued expenses		108,090
		57,494,112

Net Assets ($)		219,788,218

Composition of Net Assets ($):
Paid-in capital		268,368,373
Accumulated undistributed investment income—net		1,501,968
Accumulated net realized gain (loss) on investments		(49,787,625)
Accumulated net unrealized appreciation (depreciation)
on investments [including ($390,063) net unrealized
(depreciation) on financial futures]		(294,498)

Net Assets ($)		219,788,218

Shares Outstanding
(unlimited number of $.001 par value shares of Beneficial Interest authorized)		21,130,897
Net Asset Value, offering and redemption price per share ($)		10.40

See notes to financial statements.

The Fund 13

STATEMENT OF OPERATIONS
Year Ended November 30, 2006

Investment Income ($):
Income:
Interest	10,618,162
Cash Dividends;
Affiliated issuers	120,542
Income from securities lending	5,340
Total Income	10,744,044
Expenses:
Management fee—Note 3(a)	1,216,997
Shareholder servicing costs—Note 3(b)	471,464
Professional fees	61,760
Custodian fees—Note 3(b)	29,117
Registration fees	24,176
Prospectus and shareholders’ reports	12,317
Trustees’ fees and expenses—Note 3(c)	7,165
Loan commitment fees—Note 2	2,085
Miscellaneous	28,034
Total Expenses	1,853,115
Less—reduction in custody fees due to
earnings credits—Note 1(b)	(136)
Net Expenses	1,852,979
Investment Income—Net	8,891,065

Realized and Unrealized Gain (Loss) on Investments—Note 4 ($):
Net realized gain (loss) on investments	(1,470,913)
Net realized gain (loss) on financial futures	(18,062)
Net realized gain (loss) on options transactions	(2,065)
Net Realized Gain (Loss)	(1,491,040)
Net unrealized appreciation (depreciation) on investments
and options transactions [including ($609,985) net
unrealized (depreciation) on financial futures]	1,444,217
Net Realized and Unrealized Gain (Loss) on Investments	(46,823)
Net Increase in Net Assets Resulting from Operations	8,844,242

See notes to financial statements.

14

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended November 30,

	2006	2005

Operations ($):
Investment income—net	8,891,065	7,447,575
Net realized gain (loss) on investments	(1,491,040)	(640,983)
Net unrealized appreciation
(depreciation) on investments	1,444,217	(1,328,761)
Net Increase (Decrease) in Net Assets
Resulting from Operations	8,844,242	5,477,831

Dividends to Shareholders from ($):
Investment income—net	(9,010,180)	(9,665,847)

Beneficial Interest Transactions ($):
Net proceeds from shares sold	51,831,941	55,516,689
Dividends reinvested	8,056,907	8,587,766
Cost of shares redeemed	(110,519,492)	(126,344,864)
Increase (Decrease) in Net Assets from
Beneficial Interest Transactions	(50,630,644)	(62,240,409)
Total Increase (Decrease) in Net Assets	(50,796,582)	(66,428,425)

Net Assets ($):
Beginning of Period	270,584,800	337,013,225
End of Period	219,788,218	270,584,800
Undistributed investment income—net	1,501,968	1,269,062

Capital Share Transactions (Shares):
Shares sold	5,008,969	5,292,591
Shares issued for dividends reinvested	777,863	818,440
Shares redeemed	(10,674,730)	(12,030,761)
Net Increase (Decrease) in Shares Outstanding	(4,887,898)	(5,919,730)

See notes to financial statements.

The Fund 15

FINANCIAL HIGHLIGHTS

The following table describes the performance for the fiscal periods indicated. Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions.These figures have been derived from the fund's financial statements.

		Year Ended November 30,

	2006	2005	2004	2003	2002

Per Share Data ($):
Net asset value, beginning of period	10.40	10.55	10.84	10.89	10.93
Investment Operations:
Investment income—net [a]	.38	.26	.20	.21	.33
Net realized and unrealized
gain (loss) on investments	.01	(.07)	(.21)	.16	.01
Total from Investment Operations	.39	.19	(.01)	.37	.34
Distributions:
Dividends from investment income—net	(.39)	(.34)	(.28)	(.42)	(.38)
Net asset value, end of period	10.40	10.40	10.55	10.84	10.89

Total Return (%)	3.79	1.85	(.06)	3.42	3.19

Ratios/Supplemental Data (%):
Ratio of total expenses
to average net assets	.76	.75	.71	.76	.74
Ratio of net expenses
to average net assets	.76	.73	.71	.76	.74
Ratio of net investment income
to average net assets	3.65	2.52	1.89	1.91	3.04
Portfolio Turnover Rate	247.78[b]	238.54[b] 1,089.68[b] 1,218.30			1,063.40

Net Assets, end of period ($ x 1,000)	219,788	270,585	337,013	441,835	473,925

[a]	Based on average shares outstanding at each month end.
[b]	The portfolio turnover rate excluding mortgage dollar roll transactions for the periods ended November 30, 2006,
	November 30, 2005 and November 30, 2004 were 242.91%, 231.83% and 1,076.53%, respectively.
See notes to financial statements.

16

NOTES TO FINANCIAL STATEMENTS

NOTE 1—Significant Accounting Policies:

Dreyfus Short-Intermediate Government Fund (the “fund”) is registered under the Investment Company Act of 1940, as amended (the “Act”), as a diversified open-end management investment company.The fund’s investment objective is to maximize total return, consisting of capital appreciation and current income.The Dreyfus Corporation (the “Manager” or “Dreyfus”) serves as the fund’s investment adviser. The Manager is a wholly-owned subsidiary of Mellon Financial Corporation (“Mellon Financial”). Dreyfus Service Corporation (the “Distributor”), a wholly-owned subsidiary of the Manager, is the distributor of the fund’s shares, which are sold to the public without a sales charge.

On December 4, 2006, Mellon Financial and The Bank of New York Company, Inc. announced that they had entered into a definitive agreement to merge. The new company will be called The Bank of New York Mellon Corporation. As part of this transaction, Dreyfus would become a wholly-owned subsidiary of The Bank of New York Mellon Corporation.The transaction is subject to certain regulatory approvals and the approval of The Bank of New York Company, Inc.’s and Mellon Financial’s shareholders, as well as other customary conditions to closing. Subject to such approvals and the satisfaction of the other conditions, Mellon Financial and The Bank of New York Company, Inc. expect the transaction to be completed in the third quarter of 2007.

The fund’s financial statements are prepared in accordance with U.S. generally accepted accounting principles, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

The fund enters into contracts that contain a variety of indemnifications. The fund’s maximum exposure under these arrangements is unknown.The fund does not anticipate recognizing any loss related to these arrangements.

The Fund 17

NOTES TO FINANCIAL STATEMENTS (continued)

(a) Portfolio valuation: Investments in securities (excluding short-term investments (other than U.S. Treasury Bills), financial futures and options) are valued each business day by an independent pricing service (the “Service”) approved by the Board of Trustees. Investments for which quoted bid prices are readily available and are representative of the bid side of the market in the judgment of the Service are valued at the mean between the quoted bid prices (as obtained by the Service from dealers in such securities) and asked prices (as calculated by the Service based upon its evaluation of the market for such securities). Other investments (which constitute a majority of the portfolio securities) are valued as determined by the Service, based on methods which include consideration of: yields or prices of securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions. Restricted securities, as well as securities or other assets for which recent market quotations are not readily available, that are not valued by a pricing service approved by the Board of Trustees, or are determined by the fund not to reflect accurately fair value are valued at fair value as determined in good faith under the direction of the Board of Trustees.The factors that may be considered when fair valuing a security include fundamental analytical data, the nature and duration of restrictions on disposition, an evaluation of the forces that influence the market in which the securities are purchased and sold and public trading in similar securities of the issuer or comparable issuers. Short-term investments, excluding U.S.Treasury Bills, are carried at amortized cost, which approximates value. Investments in open ended registered investment companies are valued at their net asset value. Financial futures and options, which are traded on an exchange, are valued at the last sales price on the securities exchange on which such securities are primarily traded or at the last sales price on the national securities market on each business day. Options traded over-the-counter are priced at the mean between the bid and asked price.

On September 20, 2006, the Financial Accounting Standards Board (FASB) released Statement of Financial Accounting Standards No. 157

“Fair Value Measurements” (“FAS 157”). FAS 157 establishes an authoritative definition of fair value, sets out a framework for measuring fair value, and requires additional disclosures about fair-value measurements. The application of FAS 157 is required for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. Management does not believe that the application of this standard will have a material impact on the financial statements of the fund.

(b) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, accretion of discount and amortization of premium on investments, is recognized on the accrual basis.

The fund has an arrangement with the custodian bank whereby the fund receives earnings credits from the custodian when positive cash balances are maintained, which are used to offset custody fees. For financial reporting purposes, the fund includes net earnings credits as an expense offset in the Statement of Operations.

Pursuant to a securities lending agreement with Mellon Bank, N.A., an affiliate of the Manager, the fund may lend securities to qualified institu-tions.It is the fund’s policy,that at origination,all loans are secured by collateral of at least 102% of the value of U.S. securities loaned and 105% of the value of foreign securities loaned. Collateral equivalent to at least 100% of the market value of securities on loan is maintained at all times. Cash collateral is invested in certain money market mutual funds managed by the Manager.The fund is entitled to receive all income on securities loaned,in addition to income earned as a result of the lending transaction. Although each security loaned is fully collateralized, the fund bears the risk of delay in recovery of, or loss of rights in, the securities loaned should a borrower fail to return the securities in a timely manner.

The Fund 19

NOTES TO FINANCIAL STATEMENTS (continued)

(c) Affiliated issuers: Investments in other investment companies advised by the Manager are defined as “affiliated” in the Act.

(d) Dividends to shareholders: It is the policy of the fund to declare dividends daily from investment income-net. Such dividends are paid monthly. Dividends from net realized capital gain, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the “Code”).To the extent that net realized capital gain can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gain.Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles.

(e) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income sufficient to relieve it from substantially all federal income and excise taxes.

On July 13, 2006, the FASB released FASB Interpretation No. 48 “Accounting for Uncertainty in Income Taxes” (FIN 48). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken or expected to be taken in the course of preparing the fund’s tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority.Tax positions not deemed to meet the more-likely-than-not threshold would be recorded as a tax benefit or expense in the current year. Adoption of FIN 48 is required for fiscal years beginning after December 15, 2006 and is to be applied to all open tax years as of the effective date. Management does not believe that the application of this standard will have a material impact on the financial statements of the fund.

At November 30, 2006, the components of accumulated earnings on a tax basis were as follows: undistributed ordinary income $1,496,516, accumulated capital losses $50,112,759 and unrealized appreciation $73,709. In addition the fund had $37,621 of capital losses realized after October 31, 2006, which were deferred for tax purposes to the first day of the following fiscal year.

The accumulated capital loss carryover is available to be applied against future net securities profits, if any, realized subsequent to November 30, 2006. If not applied, $16,361,703 of the carryover expires in fiscal 2007, $5,954,353 expires in fiscal 2008, $11,118,684 expires in fiscal 2010, $10,918,861 expires in fiscal 2012, $2,852,882 expires in fiscal 2013 and $2,906,276 expires in fiscal 2014.

The tax character of distributions paid to shareholders during the fiscal periods ended November 30, 2006 and November 30, 2005 were as follows: ordinary income $9,010,180 and $9,665,847, respectively.

During the period ended November 30, 2006, as a result of permanent book to tax differences primarily due to the tax treatment for amortization of premiums, treasury inflation protected securities, paydown gains and losses on mortgage-backed securities and expiration of capital loss carryovers, the fund increased accumulated undistributed investment income-net by $352,021, increased accumulated net realized gain (loss) on investments by $4,102,280 and decreased paid-in capital by $4,454,301. Net assets were not affected by this reclassification.

NOTE 2—Bank Line of Credit:

The fund participates with other Dreyfus-managed funds in a $350 million redemption credit facility (the “Facility”) to be utilized for temporary or emergency purposes, including the financing of redemptions. In connection therewith, the fund has agreed to pay commitment fees on its pro rata portion of the Facility. Interest is charged to the fund

The Fund 21

NOTES TO FINANCIAL STATEMENTS (continued)

based on prevailing market rates in effect at the time of borrowings. During the period ended November 30, 2006, the fund did not borrow under the Facility.

NOTE 3—Management Fee and Other Transactions With
Affiliates:

(a) Pursuant to a management agreement (“Agreement”) with the Manager, the management fee is computed at the annual rate of .50% of the value of the fund’s average daily net assets and is payable monthly. The Agreement provides that if in any full fiscal year the aggregate expenses of the fund, exclusive of taxes, brokerage fees, interest on borrowings, commitment fees and extraordinary expenses, exceed 1 1 / 2 % of the value of the fund’s average daily net assets, the fund may deduct from payments to be made to the Manager, or the Manager will bear the amount of such excess expenses. During the period ended November 30, 2006, there was no expense reimbursement pursuant to the Agreement.

(b) Under the Shareholder Services Plan, the fund reimburses the Distributor an amount not to exceed an annual rate of .25% of the value of the fund’s average daily net assets for certain allocated expenses of providing personal services and/or maintaining shareholder accounts.The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the fund and providing reports and other information, and services related to the maintenance of shareholder accounts. During the period ended November 30, 2006, the fund was charged $174,087 pursuant to the Shareholder Services Plan.

The fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of the Manager, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the fund. During the period ended May 31, 2006, the fund was charged $149,273 pursuant to the transfer agency agreement.

The fund compensates Mellon Bank, N.A., an affiliate of the Manager, under a custody agreement for providing custodial services for the fund. During the period ended November 30, 2006, the fund was charged $29,117 pursuant to the custody agreement.

During the period ended November 30, 2006, the fund was charged $4,184 for services performed by the Chief Compliance Officer.

The components of Due to The Dreyfus Corporation and affiliates in the Statement of Assets and Liabilities consist of: management fees $90,743, shareholder services plan fees $5,000, custodian fees $21,308, chief compliance officer fees 1,704 and transfer agency per account fees $20,000.

(c) Each Board member also serves as a Board member of other funds within the Dreyfus complex. Annual retainer fees and attendance fees are allocated to each fund based on net assets.

(d) Pursuant to an exemptive order from the SEC, the fund may invest its available cash balances in affiliated money market mutual funds. Management fees of the underlying money market mutual funds have been waived by the Manager.

NOTE 4—Securities Transactions:

The aggregate amount of purchases and sales (including paydowns) of investment securities, excluding short-term securities, financial futures and options transactions during the period ended November 30, 2006, amounted to $640,206,025 and $660,113,534, respectively, of which $12,579,218 in purchases and $12,591,193 in sales were from dollar roll transactions.

A mortgage dollar roll transaction involves a sale by the fund of mortgage related securities that it holds with an agreement by the fund to repurchase similar securities at an agreed upon price and date. The securities purchased will bear the same interest rate as those sold, but

The Fund 23

NOTES TO FINANCIAL STATEMENTS (continued)

generally will be collateralized by pools of mortgages with different prepayment histories than those securities sold.

The fund may invest in financial futures contracts in order to gain exposure to or protect against changes in the market.The fund is exposed to market risk as a result of changes in the value of the underlying financial instruments. Investments in financial futures require the fund to “mark to market” on a daily basis, which reflects the change in market value of the contracts at the close of each day’s trading.Accordingly, variation margin payments are received or made to reflect daily unrealized gains or losses.When the contracts are closed, the fund recognizes a realized gain or loss.These investments require initial margin deposits with a broker, which consist of cash or cash equivalents.The amount of these deposits is determined by the exchange or Board of Trade on which the contract is traded and is subject to change. Contracts open at November 30, 2006, are set forth in the Statement of Financial Futures.

The fund may purchase and write (sell) put and call options in order to gain exposure to or to protect against changes in the market.

As a writer of call options, the fund receives a premium at the outset and then bears the market risk of unfavorable changes in the price of the financial instrument underlying the option. Generally, the fund would incur a gain, to the extent of the premium, if the price of the underlying financial instrument decreases between the date the option is written and the date on which the option is terminated. Generally, the fund would realize a loss, if the price of the financial instrument increases between those dates.

As a writer of put options, the fund receives a premium at the outset and then bears the market risk of unfavorable changes in the price of the financial instrument underlying the option. Generally, the fund would incur a gain, to the extent of the premium, if the price of the underlying financial instrument increases between the date the option is written and the date on which the option is terminated. Generally, the fund would realize a loss, if the price of the financial instrument decreases between those dates. The following summarizes the fund’s call/put options written for the period ended November 30, 2006:

	Face Amount		Options Terminated

	Covered by	Premiums		Net Realized
Options Written:	Contracts ($)	Received ($)	Cost ($)	Gain ($)

Contracts outstanding
November 30, 2005	26,600,000	99,254	—	—
Contracts written	39,160,000	89,622
Contracts Terminated:
Closed	34,805,000	109,830	164,677	(54,847)
Expired	30,955,000	79,046	—	79,046
Total	65,760,000	188,876	164,677	24,199
Contracts outstanding
November 30, 2006	—	—

At November 30, 2006, the cost of investments for federal income tax purposes was $246,613,624; accordingly, accumulated net unrealized appreciation on investments was $100,885, consisting of $997,931 gross unrealized appreciation and $897,046 gross unrealized depreciation.

The Fund 25

REPORT OF INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM

Shareholders and Board of Trustees
Dreyfus Short-Intermediate Government Fund

We have audited the accompanying statement of assets and liabilities of Dreyfus Short-Intermediate Government Fund, including the statements of investments and financial futures, as of November 30, 2006, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and financial highlights for each of the years indicated therein. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States).Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement.We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included verification by examination of securities held by the custodian as of November 30, 2006 and confirmation of securities not held by the custodian by correspondence with others. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Dreyfus Short-Intermediate Government Fund at November 30, 2006, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the indicated years, in conformity with U.S. generally accepted accounting principles.

New York, New York
January 5, 2007

26

IMPORTANT TAX INFORMATION (Unaudited)

For federal tax purposes, the fund hereby designates 100% of the ordinary income dividends paid during its fiscal year ended November 30, 2006 as qualifying interest related dividends.

The Fund 27

INFORMATION ABOUT THE REVIEW AND APPROVAL OF THE
FUND’S MANAGEMENT AGREEMENT (Unaudited)

At a meeting of the fund’s Board of Trustees held on July 11 and 12, 2006, the Board considered the re-approval for an annual period (through August 31, 2007) of the fund’s Management Agreement with Dreyfus, pursuant to which Dreyfus provides the fund with investment advisory and administrative services. The Board members, none of whom are “interested persons” (as defined in the Investment Company Act of 1940, as amended) of the fund were assisted in their review by independent legal counsel and met with counsel in executive session separate from representatives of Dreyfus.

Analysis of Nature, Extent and Quality of Services Provided to the Fund. The Board members received a presentation from representatives of Dreyfus regarding services provided to the fund and other funds in the Dreyfus fund complex, and discussed the nature, extent and quality of the services provided to the fund pursuant to its Management Agreement. Dreyfus’ representatives reviewed the fund’s distribution of accounts and the relationships Dreyfus has with various intermediaries and the different needs of each. Dreyfus’ representatives noted the distribution channels for the fund as well as the diversity of distribution among the funds in the Dreyfus fund complex, and Dreyfus’ corresponding need for broad, deep, and diverse resources to be able to provide ongoing shareholder services to each distribution channel, including those of the fund. Dreyfus also provided the number of accounts investing in the fund, as well as the fund’s asset size.

The Board members also considered Dreyfus’ research and portfolio management capabilities and that Dreyfus also provides oversight of day-to-day fund operations, including fund accounting and administration and assistance in meeting legal and regulatory requirements. The Board members also considered Dreyfus’ extensive administrative, accounting and compliance infrastructure.

Comparative Analysis of the Fund’s Performance and Management Fee and Expense Ratio. The Board members reviewed the fund’s performance and placed significant emphasis on comparisons to a group of retail, front-end load and no-load short U.S. Government funds (the “Performance Group”) and to a larger universe of funds, consisting of all retail, front-end load and no-load short U.S. Government funds excluding outliers (the “Performance Universe”) selected and provided by Lipper, Inc., an independent provider of investment company data. The Board was provided with a description of the methodology Lipper used to select the Performance Group and Performance Universe, as well as the Expense Group and Expense Universe (discussed below).The Board members discussed the results of the comparisons and noted that the fund’s income performance (yield) for one-year periods through May 31st for 1997 - 2006 variously was above, at or below the medians of the Performance Group and the Performance Universe (above the Performance Group median in six of the ten years and above the Performance Universe median in seven of the ten years). The total return performance variously was above, at or below the medians for the Performance Group (above the median for the one- and two-year periods) and the Performance Universe (above the median for the two-year period) for the comparison periods ended May 31, 2006.The Dreyfus representatives also presented the Board with a comparison of the fund’s calendar year total returns to the returns of its benchmark index.

The Board members also discussed the fund’s management fee and expense ratio and reviewed the range of advisory fees and expense ratios as compared to a comparable group of funds (the “Expense Group”) and a broader group of funds (the “Expense Universe”), each selected and provided by Lipper. The Board members noted that the fund’s management fee was at its Expense Group median and higher than its Expense Universe median, and that its expense ratio was lower than the Expense Group and Expense Universe medians.

Representatives of Dreyfus reviewed with the Board members the advisory fees paid by other mutual funds managed by Dreyfus or its affiliates with similar investment objectives, policies and strategies, and included within the fund’s Lipper category, of which there was one (the “Similar Fund”), and noted that there were no other accounts managed by Dreyfus or its affiliates with similar investment objectives, policies and strategies as the fund.The Board analyzed differences in fees paid to Dreyfus and discussed the relationship of the fees paid in light of the

The Fund 29

INFORMATION ABOUT THE	REVIEW AND	APPROVAL	OF THE
FUND’S MANAGEMENT	AGREEMENT	(Unaudited)	(continued)

services provided.The Board members considered the relevance of the fee information provided for the Similar Fund to evaluate the appropriateness and reasonableness of the fund’s management fee.

Analysis of Profitability and Economies of Scale. Dreyfus’ representatives reviewed the dollar amount of expenses allocated and profit received by Dreyfus and the method used to determine such expenses and profit.The Board considered information, previously provided and discussed, prepared by an independent consulting firm regarding Dreyfus’ approach to allocating costs to, and determining the profitability of, individual funds and the entire Dreyfus mutual fund complex. The Board members also considered that the methodology had also been reviewed by an independent registered public accounting firm which, like the consultant, found the methodology to be reason-able.The consulting firm also analyzed where any economies of scale might emerge in connection with the management of the fund. The Board members evaluated the profitability analysis in light of the relevant circumstances for the fund and the extent to which economies of scale would be realized if the fund grows and whether fee levels reflect these economies of scale for the benefit of fund investors.The Board members also considered potential benefits to Dreyfus from acting as investment adviser and noted that there were no soft dollar arrangements with respect to trading the fund’s investments.

It was noted that the Board members should consider Dreyfus’ profitability with respect to the fund as part of their evaluation of whether the fees under the Management Agreement bear a reasonable relationship to the mix of services provided by Dreyfus, including the nature, extent and quality of such services and that a discussion of economies of scale is predicated on increasing assets and that, if a fund’s assets had been decreasing, the possibility that Dreyfus may have realized any economies of scale would be less. It also was noted that the profitability percentage for managing the fund was within ranges determined by appropriate court cases to be reasonable given the services rendered and generally superior service levels provided.

At the conclusion of these discussions, the Board agreed that it had been furnished with sufficient information to make an informed business decision with respect to continuation of the fund’s Management Agreement. Based on the discussions and considerations as described above, the Board made the following conclusions and determinations.

  The Board concluded that the nature, extent and quality of the ser- vices provided by Dreyfus are adequate and appropriate.
  The Board was satisfied with the fund’s income performance and recent total return performance.
  The Board concluded that the fee paid by the fund to Dreyfus was reasonable in light of the services provided, comparative perfor- mance, expense and advisory fee information, costs of the services provided and profits to be realized and benefits derived or to be derived by Dreyfus from its relationship with the fund.
  The Board determined that the economies of scale which may accrue to Dreyfus and its affiliates in connection with the manage- ment of the fund had been adequately considered by Dreyfus in connection with the management fee rate charged to the fund and that, to the extent in the future it were determined that material economies of scale had not been shared with the fund, the Board would seek to have those economies of scale shared with the fund.

The Board members considered these conclusions and determinations, along with information received on a routine and regular basis throughout the year, and, without any one factor being dispositive, the Board determined that re-approval of the fund’s Management Agreement was in the best interests of the fund and its shareholders.

The Fund 31

BOARD MEMBERS INFORMATION (Unaudited)

Joseph S. DiMartino (63)
Chairman of the Board (1995)

Principal Occupation During Past 5 Years:
• Corporate Director and Trustee

Other Board Memberships and Affiliations:

  The Muscular Dystrophy Association, Director
  Century Business Services, Inc., a provider of outsourcing functions for small and medium size companies, Director
  The Newark Group, a provider of a national market of paper recovery facilities, paperboard mills and paperboard converting plants, Director
  Sunair Services Corporation, engaging in the design, manufacture and sale of high frequency systems for long-range voice and data communications, as well as providing certain outdoor-related services to homes and businesses, Director

No. of Portfolios for which Board Member Serves: 190

———————
Clifford L. Alexander, Jr. (73)
Board Member (2003)

Principal Occupation During Past 5 Years:

  President of Alexander & Associates, Inc., a management consulting firm (January 1981-present)
  Chairman of the Board of Moody’s Corporation (October 2000-October 2003)
Other Board Memberships and Affiliations:
• Mutual of America Life Insurance Company, Director

No. of Portfolios for which Board Member Serves: 60

———————
Lucy Wilson Benson (79)
Board Member (1990)

Principal Occupation During Past 5 Years:
• President of Benson and Associates, consultants to business and government (1980-present)

Other Board Memberships and Affiliations:

  The International Executive Services Corps., Director Emeritus
  Citizens Network for Foreign Affairs,Vice Chairperson
  Council on Foreign Relations, Member
  Lafayette College Board of Trustees,Trustee Emeritus
  Atlantic Council of the U.S., Director

No. of Portfolios for which Board Member Serves: 37

David W. Burke (70)
Board Member (1994)

Principal Occupation During Past 5 Years:
• Corporate Director and Trustee

Other Board Memberships and Affiliations:

  John F. Kennedy Library Foundation, Director
  U.S.S. Constitution Museum, Director

No. of Portfolios for which Board Member Serves: 81

———————
Whitney I. Gerard (72)
Board Member (1989)

Principal Occupation During Past 5 Years:
• Partner of Chadbourne & Parke LLP

No. of Portfolios for which Board Member Serves: 35

———————
George L. Perry (72)
Board Member (1990)

Principal Occupation During Past 5 Years:
• Economist and Senior Fellow at Brookings Institution
No. of Portfolios for which Board Member Serves: 35

———————

Once elected all Board Members serve for an indefinite term, but achieve Emeritus status upon reaching age 80.The address of the Board Members and Officers is in c/o The Dreyfus Corporation, 200 Park Avenue, New York, New York 10166. Additional information about the Board Members is available in the fund’s Statement of Additional Information which can be obtained from Dreyfus free of charge by calling this toll free number: 1-800-554-4611.

Arthur A. Hartman, Emeritus Board Member

The Fund 33

OFFICERS OF THE FUND (Unaudited)

J. DAVID OFFICER, President since
December 2006.

Chief Operating Officer,Vice Chairman and a director of the Manager, and an officer of 90 investment companies (comprised of 190 portfolios) managed by the Manager. He is 58 years old and has been an employee of the Manager since April 1, 1998.

MARK N. JACOBS, Vice President since
March 2000.

Executive Vice President, Secretary and General Counsel of the Manager, and an officer of 91 investment companies (comprised of 206 portfolios) managed by the Manager. He is 60 years old and has been an employee of the Manager since June 1977.

MICHAEL A. ROSENBERG, Vice President
and Secretary since August 2005.

Associate General Counsel of the Manager, and an officer of 91 investment companies (comprised of 206 portfolios) managed by the Manager. He is 46 years old and has been an employee of the Manager since October 1991.

JAMES BITETTO, Vice President and
Assistant Secretary since August 2005.

Associate General Counsel and Assistant Secretary of the Manager, and an officer of 91 investment companies (comprised of 206 portfolios) managed by the Manager. He is 40 years old and has been an employee of the Manager since December 1996.

JONI LACKS CHARATAN, Vice President
and Assistant Secretary since August
2005.

Associate General Counsel of the Manager, and an officer of 91 investment companies (comprised of 206 portfolios) managed by the Manager. She is 51 years old and has been an employee of the Manager since October 1988.

JOSEPH M. CHIOFFI, Vice President and
Assistant Secretary since August 2005.

Associate General Counsel of the Manager, and an officer of 91 investment companies (comprised of 206 portfolios) managed by the Manager. He is 45 years old and has been an employee of the Manager since June 2000.

JANETTE E. FARRAGHER, Vice President
and Assistant Secretary since
August 2005.

Associate General Counsel of the Manager, and an officer of 91 investment companies (comprised of 206 portfolios) managed by the Manager. She is 43 years old and has been an employee of the Manager since February 1984.

JOHN B. HAMMALIAN, Vice President and
Assistant Secretary since August 2005.

Associate General Counsel of the Manager, and an officer of 91 investment companies (comprised of 206 portfolios) managed by the Manager. He is 43 years old and has been an employee of the Manager since February 1991.

ROBERT R. MULLERY, Vice President and
Assistant Secretary since August 2005.

Associate General Counsel of the Manager, and an officer of 91 investment companies (comprised of 206 portfolios) managed by the Manager. He is 54 years old and has been an employee of the Manager since May 1986.

JEFF PRUSNOFSKY, Vice President and
Assistant Secretary since August 2005.

Associate General Counsel of the Manager, and an officer of 91 investment companies (comprised of 206 portfolios) managed by the Manager. He is 41 years old and has been an employee of the Manager since October 1990.

JAMES WINDELS, Treasurer since
November 2001.

Director – Mutual Fund Accounting of the Manager, and an officer of 91 investment companies (comprised of 206 portfolios) managed by the Manager. He is 48 years old and has been an employee of the Manager since April 1985.

ERIK D. NAVILOFF, Assistant Treasurer
since August 2005.

Senior Accounting Manager – Taxable Fixed Income Funds of the Manager, and an officer of 91 investment companies (comprised of 206 portfolios) managed by the Manager. He is 38 years old and has been an employee of the Manager since November 1992.

ROBERT ROBOL, Assistant Treasurer
since August 2005.

Senior Accounting Manager – Money Market and Municipal Bond Funds of the Manager, and an officer of 91 investment companies (comprised of 206 portfolios) managed by the Manager. He is 42 years old and has been an employee of the Manager since October 1988.

ROBERT SVAGNA, Assistant Treasurer
since August 2005.

Senior Accounting Manager – Equity Funds of the Manager, and an officer of 91 investment companies (comprised of 206 portfolios) managed by the Manager. He is 39 years old and has been an employee of the Manager since November 1990.

GAVIN C. REILLY, Assistant Treasurer
since December 2005.

Tax Manager of the Investment Accounting and Support Department of the Manager, and an officer of 91 investment companies (comprised of 206 portfolios) managed by the Manager. He is 38 years old and has been an employee of the Manager since April 1991.

JOSEPH W. CONNOLLY, Chief Compliance
Officer since October 2004.

Chief Compliance Officer of the Manager and The Dreyfus Family of Funds (91 investment companies, comprised of 206 portfolios). From November 2001 through March 2004, Mr. Connolly was first Vice-President, Mutual Fund Servicing for Mellon Global Securities Services. In that capacity, Mr. Connolly was responsible for managing Mellon’s Custody, Fund Accounting and Fund Administration services to third-party mutual fund clients. He is 49 years old and has served in various capacities with the Manager since 1980, including manager of the firm’s Fund Accounting Department from 1997 through October 2001.

WILLIAM GERMENIS, Anti-Money
Laundering Compliance Officer since
October 2002.

Vice President and Anti-Money Laundering Compliance Officer of the Distributor, and the Anti-Money Laundering Compliance Officer of 87 investment companies (comprised of 202 portfolios) managed by the Manager. He is 36 years old and has been an employee of the Distributor since October 1998.

The Fund 35

NOTES

For More Information

Dreyfus Short-Intermediate	Transfer Agent &
Government Fund	Dividend Disbursing Agent
200 Park Avenue	Dreyfus Transfer, Inc.
New York, NY 10166	200 Park Avenue
Manager	New York, NY 10166
The Dreyfus Corporation	Distributor
200 Park Avenue	Dreyfus Service Corporation
New York, NY 10166	200 Park Avenue
Custodian	New York, NY 10166
Mellon Bank, N.A.
One Mellon Bank Center
Pittsburgh, PA 15258

Telephone 1-800-645-6561

Mail The Dreyfus Family of Funds, 144 Glenn Curtiss Boulevard, Uniondale, NY 11556-0144 E-mail Send your request to info@dreyfus.com Internet Information can be viewed online or downloaded at: http://www.dreyfus.com

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Forms N-Q are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-202-551-8090.

A description of the policies and procedures that the fund uses to determine how to vote proxies relating to portfolio securities, and information regarding how the fund voted these proxies for the 12-month period ended June 30, 2006, is available at http://www.dreyfus.com and on the SEC’s website at http://www.sec.gov. The description of the policies and procedures is also available without charge, upon request, by calling 1-800-645-6561.

© 2007 Dreyfus Service Corporation

Item 2. Code of Ethics.

The Registrant has adopted a code of ethics that applies to the Registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. There have been no amendments to, or waivers in connection with, the Code of Ethics during the period covered by this Report.

Item 3. Audit Committee Financial Expert.

The Registrant's Board has determined that Joseph S. DiMartino, a member of the Audit Committee of the Board, is an audit committee financial expert as defined by the Securities and Exchange Commission (the "SEC"). Joseph S. DiMartino is "independent" as defined by the SEC for purposes of audit committee financial expert determinations.

Item 4. Principal Accountant Fees and Services

(a) Audit Fees. The aggregate fees billed for each of the last two fiscal years (the "Reporting Periods") for professional services rendered by the Registrant's principal accountant (the "Auditor") for the audit of the Registrant's annual financial statements, or services that are normally provided by the Auditor in connection with the statutory and regulatory filings or engagements for the Reporting Periods, were $27,772 in 2005 and $29,092 in 2006.

(b) Audit-Related Fees. The aggregate fees billed in the Reporting Periods for assurance and related services by the Auditor that are reasonably related to the performance of the audit of the Registrant's financial statements and are not reported under paragraph (a) of this Item 4 were $0 in 2005 and $5,122 in 2006. These services consisted of security counts required by Rule 17f-2 under the Investment Company Act of 1940, as amended.

The aggregate fees billed in the Reporting Periods for non-audit assurance and related services by the Auditor to the Registrant's investment adviser (not including any sub-investment adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the Registrant ("Service Affiliates"), that were reasonably related to the performance of the annual audit of the Service Affiliate, which required pre-approval by the Audit Committee were $0 in 2005 and $0 in 2006.

Note: For the second paragraph in each of (b) through (d) of this Item 4, certain of such services were not pre-approved prior to May 6, 2003, when such services were required to be pre-approved. On and after May 6, 2003, 100% of all services provided by the Auditor were pre-approved as required. For comparative purposes, the fees shown assume that all such services were pre-approved, including services that were not pre-approved prior to the compliance date of the pre-approval requirement.

(c) Tax Fees. The aggregate fees billed in the Reporting Periods for professional services rendered by the Auditor for tax compliance, tax advice and tax planning ("Tax Services") were $2,984 in 2005 and $3,590 in 2006. These services consisted of (i) review or preparation of U.S. federal, state, local and excise tax returns; (ii) U.S. federal, state and local tax planning, advice and assistance regarding statutory, regulatory or administrative developments, (iii) tax advice regarding tax qualification matters and/or treatment of various financial instruments held or proposed to be acquired or held, and (iv) determination of Passive Foreign Investment Companies (as applicable).

The aggregate fees billed in the Reporting Periods for Tax Services by the Auditor to Service Affiliates which required pre-approval by the Audit Committee were $0 in 2005 and $0 in 2006.

(d) All Other Fees. The aggregate fees billed in the Reporting Periods for products and services provided by the Auditor, other than the services reported in paragraphs (a) through (c) of this Item, were $364 in 2005 and $644 in 2006. These services consisted of a review of the Registrant's anti-money laundering program.

The aggregate fees billed in the Reporting Periods for Non-Audit Services by the Auditor to Service Affiliates, other than the services reported in paragraphs (b) through (c) of this Item, which required pre-approval by the Audit Committee were $0 in 2005 and $0 in 2006.

Audit Committee Pre-Approval Policies and Procedures. The Registrant's Audit Committee has established policies and procedures (the "Policy") for pre-approval (within specified fee limits) of the Auditor's engagements for non-audit services to the Registrant and Service Affiliates without specific case-by-case consideration. Pre-approval considerations include whether the proposed services are compatible with maintaining the Auditor's independence. Pre-approvals pursuant to the Policy are considered annually.

Non-Audit Fees. The aggregate non-audit fees billed by the Auditor for services rendered to the Registrant, and rendered to Service Affiliates, for the Reporting Periods were $917,339 in 2005 and $375,571 in 2006.

Auditor Independence. The Registrant's Audit Committee has considered whether the provision of non-audit services that were rendered to Service Affiliates which were not pre-approved (not requiring pre-approval) is compatible with maintaining the Auditor's independence.

Item 5.	Audit Committee of Listed Registrants.
	Not applicable.	[CLOSED-END FUNDS ONLY]
Item 6.	Schedule of Investments.
Not applicable.
Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management
Investment Companies.
	Not applicable.	[CLOSED-END FUNDS ONLY]
Item 8.	Portfolio Managers of Closed-End Management Investment Companies.
	Not applicable.	[CLOSED-END FUNDS ONLY, beginning with reports for periods ended on and after December 31, 2005]
Item 9.	Purchases of Equity Securities by Closed-End Management Investment Companies and
Affiliated Purchasers.
	Not applicable.	[CLOSED-END FUNDS ONLY]
Item 10.	Submission of Matters to a Vote of Security Holders.

The Registrant has a Nominating Committee (the "Committee"), which is responsible for selecting and nominating persons for election or appointment by the Registrant's Board as Board members. The Committee has adopted a Nominating Committee Charter (the "Charter"). Pursuant to the Charter, the Committee will consider recommendations for nominees from shareholders submitted to the Secretary of the Registrant, c/o The Dreyfus Corporation Legal Department, 200 Park Avenue, 8th Floor East, New York, New York 10166. A nomination submission must include information regarding the recommended nominee as specified in the Charter. This information includes all information relating to a recommended nominee that is required to be disclosed in solicitations or proxy statements for the election of Board members, as well as information sufficient to evaluate the factors to be considered by the Committee, including character and integrity, business and professional experience, and whether the person has the ability to apply sound and independent business judgment and would act in the interests of the Registrant and its shareholders.

Nomination submissions are required to be accompanied by a written consent of the individual to stand for election if nominated by the Board and to serve if elected by the shareholders, and such additional information must be provided regarding the recommended nominee as reasonably requested by the Committee.

Item 11. Controls and Procedures.

(a) The Registrant's principal executive and principal financial officers have concluded, based on their evaluation of the Registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the Registrant's disclosure controls and procedures are reasonably designed to ensure that information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the required time periods and that information required to be disclosed by the Registrant in the reports that it files or submits on Form N-CSR is accumulated and communicated to the Registrant's management, including its principal executive and principal financial officers, as appropriate to allow timely decisions regarding required disclosure.

(b) There were no changes to the Registrant's internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Exhibits.

(a)(1) Code of ethics referred to in Item 2.

(a)(2) Certifications of principal executive and principal financial officers as required by Rule 30a-2(a) under the Investment Company Act of 1940.

(a)(3) Not applicable.

(b) Certification of principal executive and principal financial officers as required by Rule 30a-2(b) under the Investment Company Act of 1940.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

DREYFUS SHORT-INTERMEDIATE GOVERNMENT FUND

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this Report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

EXHIBIT INDEX

(a)(1)	Code of ethics referred to in Item 2.

(a)(2)	Certifications of principal executive and principal financial officers as required by Rule 30a-
2(a) under the Investment Company Act of 1940. (EX-99.CERT)

(b)	Certification of principal executive and principal financial officers as required by Rule 30a-
2(b) under the Investment Company Act of 1940. (EX-99.906CERT)